Exhibit 4.2

AMERIGAS FINANCE CORP.,

AMERIGAS FINANCE LLC,

as Co-Issuers

and

AMERIGAS PARTNERS, L.P.,

as Guarantor

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of January 12, 2012

to

INDENTURE

Dated as of January 12, 2012

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of January 12, 2012, among AmeriGas Finance Corp., a Delaware corporation (“Finance Corp.”), AmeriGas Finance LLC, a Delaware limited liability company (“Finance LLC” and, together with Finance Corp., the “Issuers”), AmeriGas Partners, L.P., a Delaware limited partnership, as guarantor (the “Guarantor” or the “Partnership”), and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuers, the Guarantor and the Trustee are parties to an Indenture dated as of January 12, 2012 (the “Indenture”), which, pursuant to Section 3.01 of the Indenture, provides for the issuance of an unlimited amount of Securities in one or more series;

WHEREAS, the Issuers wish to issue two series of senior notes designated respectively as (i) 6.75% Senior Notes due 2020 in the aggregate principal amount of $550,000,000 (the “2020 Notes”) and (ii) 7.00% Senior Notes due 2022 in the aggregate principal amount of $1,000,000,000 (the “2022 Notes” and, together with the 2020 Notes, the “Notes”);

WHEREAS, the Issuers and the Guarantor, by action duly taken, have authorized the execution and delivery of this Supplemental Indenture and the issuance of the Notes;

WHEREAS, all actions necessary to make this Supplemental Indenture and the Notes (when executed by the Issuers and authenticated and delivered by the Trustee as required by the Indenture) the valid and binding obligations of the Issuers and to constitute this document a valid and binding Supplemental Indenture according to its terms have been duly taken; and

WHEREAS, in accordance with Sections 1.02 and 9.03 of the Indenture, there have been delivered to the Trustee on the date hereof an Officer’s Certificate and Opinion of Counsel certifying that this Supplemental Indenture complies with applicable provisions of the Indenture.

NOW THEREFORE, in consideration of the foregoing and the mutual premises and covenants contained herein and for other good and valuable consideration, the parties hereto agree as follows:

1. Optional Redemption. The Notes of each series are subject to redemption at the option of the Issuers, in whole or in part, upon not less than 30 nor more than 60 days’ notice, at the applicable Redemption Prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon, if any, to the applicable Redemption Date, subject to the rights of the Holders of the Notes of such series on the relevant record date to receive interest due on the relevant Interest Payment Date, if redeemed during the 12-month period beginning on May 20 of the years indicated:

2020 Notes

Year	Percentage
2016	103.375%
2017	101.688%
2018 and thereafter	100.000%

2

2022 Notes

Year	Percentage
2017	103.500%
2018	102.333%
2019	101.167%
2020 and thereafter	100.000%

In the event that, on or prior to May 20, 2015, the Guarantor consummates a registered public offering of its Capital Stock (other than Redeemable Capital Stock), then, within 90 days of the consummation of such registered public offering, the Issuers, at their option, may use an amount equal to the net proceeds of such registered public offering to redeem up to 35% of the aggregate principal amount of each series of Notes (including any Add On Securities) at a price of 106.750% of the principal amount thereof with respect to the 2020 Notes and 107.000% of the principal amount thereof with respect to the 2022 Notes, in each case, plus accrued and unpaid interest, if any, to the applicable Redemption Date, subject to the rights of the Holders of the Notes on a relevant record date to receive interest due on the relevant Interest Payment Date; provided, however, that at least 65% of the each of the 2020 Notes and 2022 Notes originally issued, together with any Add On Securities shall be Outstanding immediately after such redemption.

2. No Recourse Against General Partner and the Operating Partnership. The obligations of the Issuers under the Indenture, as supplemented by this Supplemental Indenture, and the Notes, will be non-recourse to the General Partner and the Operating Partnership (and their respective affiliates (other than the Issuers and the Guarantor)) and payable only out of the cash flow and assets of the Issuers and the Guarantor. The Trustee agrees, and each Holder of a Note, by accepting a Note, will be deemed to have agreed, that neither the General Partner nor its assets nor the Operating Partnership nor its assets (nor any of their respective affiliates (other than the Issuers and the Guarantor) nor their respective assets) shall be liable for any of the obligations of the Issuers or the Guarantor under the Indenture, as supplemented by this Supplemental Indenture, or the Notes. The provisions of this Section 2 are in addition to, and shall not be construed as a limitation on, the provisions of Section 10.19 of the Indenture.

3. Legal Defeasance and Covenant Defeasance. Article XIII of the Indenture shall apply to the Notes.

4. Issue of Notes. The Notes shall be executed, authenticated and delivered in accordance with the provisions of and shall in all respects be subject to the terms, conditions, and covenants of the Indenture, as supplemented by this Supplemental Indenture. The aggregate principal amount of the Notes created hereby, which may be authenticated and delivered under this Supplemental Indenture, shall be limited initially to $550,000,000 aggregate principal amount of 2020 Notes and $1,000,000,000 aggregate principal amount of 2022 Notes; however, an unlimited amount of Add On Securities may be issued as provided in Section 3.01 of the Indenture and subject to compliance with Article X of the Indenture.

3

5. Form of Notes; Incorporation of Terms. The Notes shall be issuable in the form of Global Securities and will be deposited with, or on behalf of DTC and registered in the name of Cede & Co., as DTC’s nominee. The 2020 Notes and the Trustee’s certificate of authentication thereto shall be substantially in the form provided in Exhibit A to this Supplemental Indenture, the terms of which are hereby incorporated in and made a part of this Supplemental Indenture. The 2022 Notes and the Trustee’s certificate of authentication thereto shall be substantially in the form provided in Exhibit B to this Supplemental Indenture, the terms of which are hereby incorporated in and made a part of this Supplemental Indenture.

6. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of the Notes shall be bound hereby.

7. Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

8. Conflicts With Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Supplemental Indenture by any provision of the Trust Indenture Act of 1939, as amended, such required provision shall control.

9. Counterparts. This Supplemental Indenture may be executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

10. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

11. Successors and Assigns. All covenants and agreements in this Supplemental Indenture by each Issuer shall bind their successors and assigns, whether so expressed or not.

12. Separability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature pages follow]

4

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

AMERIGAS FINANCE CORP.,
as Co-Issuer

By:	/s/ Hugh J. Gallagher

Name:	Hugh J. Gallagher
Title:	Treasurer

AMERIGAS FINANCE LLC, as Co-Issuer

By:	AmeriGas Partners, L.P.,
its Sole Member

By:	AmeriGas Propane, Inc.,
its General Partner

By:	/s/ Hugh J. Gallagher

Name:	Hugh J. Gallagher
Title:	Treasurer

AMERIGAS PARTNERS, L.P., as Guarantor

By:	AmeriGas Propane, Inc.,
its General Partner

By:	/s/ Hugh J. Gallagher

Name:	Hugh J. Gallagher
Title:	Treasurer

Signature Page to the First Supplemental Indenture

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Con Hromych
Name: C. Hromych
Title: Vice President

Signature Page to the First Supplemental Indenture

EXHIBIT A

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

AmeriGas Finance Corp.

AmeriGas Finance LLC

No. 001	$500,000,000

CUSIP: 03077JAA8

ISIN: US03077JAA88

AmeriGas Finance Corp., a Delaware corporation (“Finance Corp.”), and AmeriGas Finance LLC, a Delaware limited liability company (“Finance LLC” and, together with Finance Corp., the “Issuers”) (which terms include any successor Persons under the Indenture hereinafter referred to), for value received, jointly and severally hereby promise to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000) on May 20, 2020, and to pay interest thereon from January 12, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 20 and November 20 in each year, commencing May 20, 2012 at the rate of 6.75% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more predecessor securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 5 or November 5 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuers maintained for that purpose in the City of New York in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuers payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed.

Dated:

AMERIGAS FINANCE CORP.

By:
Name:
Title:

Attest:

AMERIGAS FINANCE LLC
By:	AMERIGAS PARTNERS, L.P.,
Its Sole Member

By:	AMERIGAS PROPANE, INC.,
Its General Partner

By:
Name:
Title:

Attest:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:

Authorized Signatory

Dated:

Signature Page to 2020 Global Note

Reverse of Security

AmeriGas Finance Corp.

AmeriGas Finance LLC

6.75% Senior Note due 2020

This Security is one of a duly authorized issue of securities of the Issuers (herein called the “Securities”), issued and to be issued in one or more series under an indenture, dated as of January 12, 2012, as supplemented by a first supplemental indenture, dated as of January 12, 2012 (collectively called the “Indenture”), among the Issuers, AmeriGas Partners, L.P. (the “Guarantor”) and U.S. Bank National Association, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuers, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof limited in aggregate principal amount to $550,000,000.

The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days’ notice, in whole or in part, at the election of the Issuers, at the following Redemption Prices (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest thereon, if any, to the applicable Redemption Date, subject to the rights of the Holders of the Securities on a relevant record date to receive interest due on the relevant Interest Payment Date, if redeemed during the 12-month period beginning May 20 of the years indicated below:

Year	Redemption Price
2016	103.375%
2017	101.688%
2018 and thereafter	100.000%

In the event that, on or prior to May 20, 2015, the Guarantor consummates a registered public offering of its Capital Stock (other than Redeemable Capital Stock), then, within 90 days of the consummation of such registered public offering, the Issuers, at their option, may use an amount equal to the net proceeds of such registered public offering to redeem up to 35% of the aggregate principal amount of the Securities (including any Add On Securities) at a price of 106.750% of the principal amount thereof, plus accrued and unpaid interest, if any, to the applicable Redemption Date, subject to the rights of the Holders of the Securities on a relevant record date to receive interest due on the relevant Interest Payment Date; provided, however, that at least 65% of the Securities originally issued, together with any Add On Securities shall be Outstanding immediately after such redemption.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

This Security is non-recourse to the General Partner and the Operating Partnership.

The Indenture contains provisions for defeasance at any time of (l) the entire indebtedness of this Security or (2) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

To guarantee the full payment of principal, premium, if any, interest, if any, on, and all other monetary obligations of the Issuers on this Security and all other amounts payable by the Issuers under the Indenture and this Security, the Guarantor has fully and unconditionally guaranteed such obligations on a senior unsecured basis pursuant to the terms of the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless (i) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, (ii) the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and (iii) the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Issuers, which are absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security can be registered in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuers in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuers or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuers, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

AmeriGas Finance Corp.

AmeriGas Finance LLC

No. 002	$50,000,000

CUSIP: 03077JAA8

ISIN: US03077JAA88

AmeriGas Finance Corp., a Delaware corporation (“Finance Corp.”), and AmeriGas Finance LLC, a Delaware limited liability company (“Finance LLC” and, together with Finance Corp., the “Issuers”) (which terms include any successor Persons under the Indenture hereinafter referred to), for value received, jointly and severally hereby promise to pay to Cede & Co., or registered assigns, the principal sum of Fifty Million Dollars ($50,000,000) on May 20, 2020, and to pay interest thereon from January 12, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 20 and November 20 in each year, commencing May 20, 2012 at the rate of 6.75% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more predecessor securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 5 or November 5 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuers maintained for that purpose in the City of New York in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuers payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed.

Dated:

AMERIGAS FINANCE CORP.

By:
Name:
Title:

Attest:

AMERIGAS FINANCE LLC
By:	AMERIGAS PARTNERS, L.P.,
Its Sole Member

By:	AMERIGAS PROPANE, INC.,
Its General Partner

By:
Name:
Title:

Attest:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:

Authorized Signatory

Dated:

Signature Page to 2020 Global Note

Reverse of Security

AmeriGas Finance Corp.

AmeriGas Finance LLC

6.75% Senior Note due 2020

This Security is one of a duly authorized issue of securities of the Issuers (herein called the “Securities”), issued and to be issued in one or more series under an indenture, dated as of January 12, 2012, as supplemented by a first supplemental indenture, dated as of January 12, 2012 (collectively called the “Indenture”), among the Issuers, AmeriGas Partners, L.P. (the “Guarantor”) and U.S. Bank National Association, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuers, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof limited in aggregate principal amount to $550,000,000.

The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days’ notice, in whole or in part, at the election of the Issuers, at the following Redemption Prices (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest thereon, if any, to the applicable Redemption Date, subject to the rights of the Holders of the Securities on a relevant record date to receive interest due on the relevant Interest Payment Date, if redeemed during the 12-month period beginning May 20 of the years indicated below:

Year	Redemption Price
2016	103.375%
2017	101.688%
2018 and thereafter	100.000%

In the event that, on or prior to May 20, 2015, the Guarantor consummates a registered public offering of its Capital Stock (other than Redeemable Capital Stock), then, within 90 days of the consummation of such registered public offering, the Issuers, at their option, may use an amount equal to the net proceeds of such registered public offering to redeem up to 35% of the aggregate principal amount of the Securities (including any Add On Securities) at a price of 106.750% of the principal amount thereof, plus accrued and unpaid interest, if any, to the applicable Redemption Date, subject to the rights of the Holders of the Securities on a relevant record date to receive interest due on the relevant Interest Payment Date; provided, however, that at least 65% of the Securities originally issued, together with any Add On Securities shall be Outstanding immediately after such redemption.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

This Security is non-recourse to the General Partner and the Operating Partnership.

The Indenture contains provisions for defeasance at any time of (l) the entire indebtedness of this Security or (2) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

To guarantee the full payment of principal, premium, if any, interest, if any, on, and all other monetary obligations of the Issuers on this Security and all other amounts payable by the Issuers under the Indenture and this Security, the Guarantor has fully and unconditionally guaranteed such obligations on a senior unsecured basis pursuant to the terms of the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless (i) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, (ii) the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and (iii) the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Issuers, which are absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security can be registered in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuers in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuers or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuers, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

EXHIBIT B

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

AmeriGas Finance Corp.

AmeriGas Finance LLC

No. 001	$500,000,000

CUSIP: 03077JAB6

ISIN: US03077JAB61

AmeriGas Finance Corp., a Delaware corporation (“Finance Corp.”), and AmeriGas Finance LLC, a Delaware limited liability company (“Finance LLC” and, together with Finance Corp., the “Issuers”) (which terms include any successor Persons under the Indenture hereinafter referred to), for value received, jointly and severally hereby promise to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000) on May 20, 2022, and to pay interest thereon from January 12, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 20 and November 20 in each year, commencing May 20, 2012 at the rate of 7.00% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more predecessor securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 5 or November 5 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuers maintained for that purpose in the City of New York in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuers payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed.

Dated:

AMERIGAS FINANCE CORP.

By:
Name:
Title:

Attest:

AMERIGAS FINANCE LLC
By:	AMERIGAS PARTNERS, L.P.,
Its Sole Member

By:	AMERIGAS PROPANE, INC.,
Its General Partner

By:
Name:
Title:

Attest:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

Dated:

Signature Page to 2022 Global Note

Reverse of Security

AmeriGas Finance Corp.

AmeriGas Finance LLC

7.00% Senior Note due 2022

This Security is one of a duly authorized issue of securities of the Issuers (herein called the “Securities”), issued and to be issued in one or more series under an indenture, dated as of January 12, 2012, as supplemented by a first supplemental indenture, dated as of January 12, 2012 (collectively called the “Indenture”), among the Issuers, AmeriGas Partners, L.P. (the “Guarantor”) and U.S. Bank National Association, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuers, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof limited in aggregate principal amount to $1,000,000,000.

The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days’ notice, in whole or in part, at the election of the Issuers, at the following Redemption Prices (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest thereon, if any, to the applicable Redemption Date, subject to the rights of the Holders of the Securities on a relevant record date to receive interest due on the relevant Interest Payment Date, if redeemed during the 12-month period beginning May 20 of the years indicated below:

Year	Redemption Price
2017	103.500%
2018	102.333%
2019	101.167%
2020 and thereafter	100.000%

In the event that, on or prior to May 20, 2015, the Guarantor consummates a registered public offering of its Capital Stock (other than Redeemable Capital Stock), then, within 90 days of the consummation of such registered public offering, the Issuers, at their option, may use an amount equal to the net proceeds of such registered public offering to redeem up to 35% of the aggregate principal amount of the Securities (including any Add On Securities) at a price of 107.000% of the principal amount thereof, plus accrued and unpaid interest, if any, to the applicable Redemption Date, subject to the rights of the Holders of the Securities on a relevant record date to receive interest due on the relevant Interest Payment Date; provided, however, that at least 65% of the Securities originally issued, together with any Add On Securities shall be Outstanding immediately after such redemption.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

This Security is non-recourse to the General Partner and the Operating Partnership.

The Indenture contains provisions for defeasance at any time of (l) the entire indebtedness of this Security or (2) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

To guarantee the full payment of principal, premium, if any, interest, if any, on, and all other monetary obligations of the Issuers on this Security and all other amounts payable by the Issuers under the Indenture and this Security, the Guarantor has fully and unconditionally guaranteed such obligations on a senior unsecured basis pursuant to the terms of the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless (i) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, (ii) the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and (iii) the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Issuers, which are absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security can be registered in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuers in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuers or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuers, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES

AmeriGas Finance Corp.

AmeriGas Finance LLC

No. 002	$500,000,000

CUSIP: 03077JAB6

ISIN: US03077JAB61

AmeriGas Finance Corp., a Delaware corporation (“Finance Corp.”), and AmeriGas Finance LLC, a Delaware limited liability company (“Finance LLC” and, together with Finance Corp., the “Issuers”) (which terms include any successor Persons under the Indenture hereinafter referred to), for value received, jointly and severally hereby promise to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000) on May 20, 2022, and to pay interest thereon from January 12, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 20 and November 20 in each year, commencing May 20, 2012 at the rate of 7.00% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more predecessor securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 5 or November 5 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuers maintained for that purpose in the City of New York in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuers payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed.

Dated:

AMERIGAS FINANCE CORP.

By:
Name:
Title:

Attest:

AMERIGAS FINANCE LLC
By:	AMERIGAS PARTNERS, L.P.,
Its Sole Member

By:	AMERIGAS PROPANE, INC.,
Its General Partner

By:
Name:
Title:

Attest:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

Dated:

Signature Page to 2022 Global Note

Reverse of Security

AmeriGas Finance Corp.

AmeriGas Finance LLC

7.00% Senior Note due 2022

This Security is one of a duly authorized issue of securities of the Issuers (herein called the “Securities”), issued and to be issued in one or more series under an indenture, dated as of January 12, 2012, as supplemented by a first supplemental indenture, dated as of January 12, 2012 (collectively called the “Indenture”), among the Issuers, AmeriGas Partners, L.P. (the “Guarantor”) and U.S. Bank National Association, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuers, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof limited in aggregate principal amount to $1,000,000,000.

The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days’ notice, in whole or in part, at the election of the Issuers, at the following Redemption Prices (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest thereon, if any, to the applicable Redemption Date, subject to the rights of the Holders of the Securities on a relevant record date to receive interest due on the relevant Interest Payment Date, if redeemed during the 12-month period beginning May 20 of the years indicated below:

Year	Redemption Price
2017	103.500%
2018	102.333%
2019	101.167%
2020 and thereafter	100.000%

In the event that, on or prior to May 20, 2015, the Guarantor consummates a registered public offering of its Capital Stock (other than Redeemable Capital Stock), then, within 90 days of the consummation of such registered public offering, the Issuers, at their option, may use an amount equal to the net proceeds of such registered public offering to redeem up to 35% of the aggregate principal amount of the Securities (including any Add On Securities) at a price of 107.000% of the principal amount thereof, plus accrued and unpaid interest, if any, to the applicable Redemption Date, subject to the rights of the Holders of the Securities on a relevant record date to receive interest due on the relevant Interest Payment Date; provided, however, that at least 65% of the Securities originally issued, together with any Add On Securities shall be Outstanding immediately after such redemption.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

B-1

This Security is non-recourse to the General Partner and the Operating Partnership.

The Indenture contains provisions for defeasance at any time of (l) the entire indebtedness of this Security or (2) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

To guarantee the full payment of principal, premium, if any, interest, if any, on, and all other monetary obligations of the Issuers on this Security and all other amounts payable by the Issuers under the Indenture and this Security, the Guarantor has fully and unconditionally guaranteed such obligations on a senior unsecured basis pursuant to the terms of the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless (i) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, (ii) the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and (iii) the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

B-2

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Issuers, which are absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security can be registered in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuers in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuers or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuers, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

B-3